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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 1996


                          GOLF TRAINING SYSTEMS, INC.
                (Name of registrant as specified in its charter)



        Delaware                           0-25332              58-1963120
(State or other jurisdiction of    Commission file number    (I.R.S. Employer
incorporation or organization)                               Identification No.)

3400 Corporate Way, Suite G
Duluth, Georgia                                                         30136
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (770) 623-6400





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Item 5.   Other Events.
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          The Company has previously reported the completion of a Regulation S private placement of $4,150,000 of Series A Convertible Preferred Stock with a group of foreign investors on April 11, 1996 through a placement agent. The Company has determined to suspend conversion of the Series A Convertible Preferred Stock issued in such Regulation S private placement as a result of concerted market manipulation and/or irregularities in the trading of the Company's outstanding common stock which management believes is related to the conversion terms of such Regulation S private placement.



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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on August 13, 1996.

                              GOLF TRAINING SYSTEMS, INC..


                              By: /s/ Wayne C. McDonald
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                                  Wayne C. McDonald,
                                  Chief Executive Officer